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EXHIBIT 23--CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Regions Financial Corporation and subsidiaries of our report dated February 2, 1996, except for the last two paragraphs of Note Q as to which the date is March 1, 1996, included in the 1995 Annual Report to Stockholders of Regions Financial Corporation.

We also consent to the incorporation by reference of our report dated February 2, 1996, except for the last two paragraphs of Note Q as to which the date is March 1, 1996, with respect to the consolidated financial statements of Regions Financial Corporation and subsidiaries incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1995 and our report dated March 25, 1996 with respect to the supplemental consolidated financial statements of Regions Financial Corporation and subsidiaries included as an exhibit to the Annual Report (Form 10-K) for the year ended December 31, 1995 in the following Registration Statements and in the related Prospectuses:

    Form S-8 No. 33-36936 pertaining to the Employee Stock Purchase Plan of
       Regions Financial Corporation;
    Post Effective Amendment No. 1 to Form S-8 No. 33-41784 pertaining to the
       Directors' Stock Investment Plan of Regions Financial Corporation;
    Form S-8 No. 2-95291 pertaining to the 1983 Stock Option Plan;
    Form S-8 No. 33-40728 pertaining to the 1991 Long-Term Incentive Plan; Form S-8 No. 33-58469 pertaining to the Stock Options Assumed in the acquisition of First Community Bancshares, Inc. and the Stock Options Assumed in the acquisition of Union Bank and Trust Company;
    Form S-8 No. 33-58979 pertaining to the 1991 Long-Term Incentive Plan; and Form S-3 No. 33-59735 pertaining to the registration of $200,000,000
       Subordinated Debt Securities.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-36936) pertaining to the Employee Stock Purchase Plan of Regions Financial Corporation and in the related Prospectus of our report dated March 22, 1996, with respect to the financial statements of the Employee Stock Purchase Plan of Regions Financial Corporation included in the Annual Report (Form 11-K), filed as an exhibit to Form 10-K, for the year ended December 31, 1995.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-41784) pertaining to the Directors' Stock Investment Plan of Regions Financial Corporation and in the related Prospectus of our report dated March 22, 1996, with respect to the financial statements of the Directors' Stock Investment Plan of Regions Financial Corporation included in the Annual Report (Form 11-K), filed as an exhibit to Form 10-K, for the year ended December 31, 1995.

/s/ Ernst & Young LLP

Birmingham, Alabama
March 25, 1996